AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Small Cap Growth Portfolio

(the “Portfolio”)

Supplement dated October 28, 2019 to the Statutory Prospectuses and Summary Prospectuses dated May 1, 2019 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the Portfolio.

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Effective October 31, 2019, the following replaces the table under the heading “Portfolio Managers” in the Prospectuses for the Portfolio:

Employee	Length of Service	Title
Bruce K. Aronow	Since 2000	Senior Vice President of the Adviser
Esteban Gomez	Since October 2019	Vice President of the Adviser
Samantha S. Lau	Since 2005	Senior Vice President of the Adviser
Heather Pavlak	Since October 2019	Vice President of the Adviser
Wen-Tse Tseng	Since 2006	Senior Vice President of the Adviser

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Effective October 31, 2019, the following replaces certain information in the table under the heading “Management of the Portfolios – Portfolio Managers” in the Statutory Prospectuses for the Portfolio:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Bruce K. Aronow; since 2000; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.
Esteban Gomez; since October 2019; Vice President of the Adviser

Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2016. Before joining the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research team.

Samantha S. Lau; since 2005; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2014.
Heather Pavlak; since October 2019; Vice President of the Adviser

Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng; since 2006; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2014.

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The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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